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BlackRock Funds (the "Registrant"): iShares Short-Term TIPS Bond Index Fund
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(the "Fund")
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77Q1(a):

Copies of any material amendments to the Registrant's charter or by-laws

Attached please find as an exhibit to Sub-Item 77Q1(a) of Form N-SAR, a copy of the Registrant's Certification of Classification of Shares with respect to the Fund filed with the Commonwealth of Massachusetts.

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                                                                EXHIBIT 77Q1(A)

                              BLACKROCK FUNDS/SM/

                       (A MASSACHUSETTS BUSINESS TRUST)

                   CERTIFICATION OF CLASSIFICATION OF SHARES

   The undersigned, Secretary of the BlackRock Funds/SM/ (the "Trust"), does hereby certify to the following:

   That, at a meeting of the Board of Trustees of the Trust on February 24, 2017, the Trustees of the Trust by resolution approved:

   (i) a change in the supplementary designation of the class with the alphabetical designation TTTT from BlackRock Developed Real Estate Index Fund to iShares Developed Real Estate Index Fund;

   (ii) a change in the supplementary designation of the class with the alphabetical designation SSSS from BlackRock Midcap Index Fund to iShares Russell Mid-Cap Index Fund;

   (iii) a change in the supplementary designation of the class with the alphabetical designation QQQQ from BlackRock MSCI Asia ex Japan Index Fund to iShares MSCI Asia ex Japan Index Fund;

   (iv) a change in the supplementary designation of the class with the alphabetical designation RRRR from BlackRock MSCI World Index Fund to iShares MSCI Developed World Index Fund;

   (v) a change in the supplementary designation of the class with the alphabetical designation XXXX from BlackRock Short-Term
          Inflation-Protected Securities Index Fund to iShares Short-Term TIPS Bond Index Fund;

   (vi) a change in the supplementary designation of the class with the alphabetical designation UUUU from BlackRock Small/Mid Cap Index Fund to iShares Russell Small/Mid-Cap Index Fund;

   (vii) a change in the supplementary designation of the class with the alphabetical designation VVVV from BlackRock Total Stock Market Index Fund to iShares Total U.S. Stock Market Index Fund;

   (viii) a change in the supplementary designation of the class with the alphabetical designation AAAAA from BlackRock Multifactor USA Index Fund to iShares Edge MSCI Multifactor USA Index Fund;

   (ix) a change in the supplementary designation of the class with the alphabetical designation BBBBB from BlackRock Multifactor International Index Fund to iShares Edge MSCI Multifactor Intl Index Fund;

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   (x)    a change in the supplementary designation of the class with the alphabetical designation CCCCC from BlackRock Min Vol USA Index Fund to iShares Edge MSCI Min Vol USA Index Fund;

   (xi) a change in the supplementary designation of the class with the alphabetical designation DDDDD from BlackRock Min Vol EAFE Index Fund to iShares Edge MSCI Min Vol EAFE Index Fund;

   (xii) a change in the supplementary designation of the class with the alphabetical designation FFFFF from BlackRock USA Momentum Factor Index Fund to iShares Edge USA Momentum Factor Index Fund;

   (xiii) a change in the supplementary designation of the class with the alphabetical designation GGGGG from BlackRock USA Quality Factor Index Fund to iShares Edge MSCI USA Quality Factor Index Fund;

   (xiv) a change in the supplementary designation of the class with the alphabetical designation HHHHH from BlackRock USA Size Factor Index Fund to iShares Edge MSCI USA Size Factor Index Fund; and

   (xv) a change in the supplementary designation of the class with the alphabetical designation IIIII from BlackRock USA Value Factor Index Fund to iShares Edge MSCI USA Value Factor Index Fund;

   in each case effective as of June 19, 2017.

                          [SIGNATURE PAGE TO FOLLOW]

                                       2

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       Witness my hand and seal this 20th day of July 2017.
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                                                     /s/ Benjamin Archibald
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                                                       Benjamin Archibald
                                                            Secretary